UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-09497

Dividend Growth Trust

            58 Riverwalk Blvd, Building 2, Ste A, Ridgeland, SC 29936

William J. Murphy

Unified Fund Services, Inc.

2960 N. Meridian Street, Suite 300

Indianapolis, IN 46208

(Name and address of agent for service)

Registrant's telephone number, including area code: 317-917-7000

Date of fiscal year end:	09/30

Date of reporting period:	03/31/2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Semi-Annual Report

March 31, 2008

(Unaudited)

Fund Advisor:

Dividend Growth Advisors, LLC

58 Riverwalk Boulevard

Building 2, Suite A

Ridgeland, SC 29936

Toll Free: (888) 826-2520

Management’s Discussion & Analysis

Rocky Debt Market Roils Economy

It would have been hard not to notice the volatility in the stock market in the past six months. The media has been predicting a recession since the end of the year. It appears that the slowdown in the U.S. is beginning to affect the global economy.

Much of the difficulty in the fixed income and equity markets, and the economy in general, is the result of the bursting of the real estate bubble. Sales of existing and new homes are down substantially from several years ago. The number of mortgage foreclosures has increased, and many people who own adjustable rate mortgages or other exotic mortgages are finding it difficult to keep up. The problems are particularly acute in the subprime mortgage sector.

The problem increased when these shaky mortgages were packaged as part of AAA-rated collateralized debt obligations (CDOs) and sold to investors. The delinquency and bankruptcy issues embedded in these CDO’s have created uncertainty in financial markets, specifically in the fixed income markets. In addition, many buyers of these complex products used leverage, creating further strain on the financial system as they are forced to unwind their positions. Financial companies were unable to accurately value these investments, and consequently have had to write down asset values.

The problems have spread beyond real estate and the financial sector to the general economy. The number of new, non-farm jobs has been negative for the past three months. Consumer spending looks sluggish. The US dollar has been weakening. The trade deficit has stabilized, but at a high level. Tax receipts for federal and local governments have stopped growing.

Since the failure of two Bear Stearns hedge funds in July 2007, the fixed income markets have gone through a series of shocks that have virtually frozen some corners of the credit markets. Without the ready access to capital, a number of companies and individuals have either reduced their operations or have gone out of business altogether.

The Federal Reserve has adopted a more aggressive posture as it attempts to thaw out the fixed income markets. Treasury Secretary Paulson has suggested that the Fed more closely examine the securities firms to whom it is now in effect lending money. Additionally, the Treasury Department has completed a review of the financial regulatory agencies and has made recommendations for changes. It remains to be seen if anything meaningful will come of it.

Moving now to the fundamentals of the stock market, we believe that the trend of earnings per share growth is a significant determinant of a company’s stock price. Broad measures of the stock market’s performance take indices like the S&P 500 and compile the performance of each of the companies in the index. And so the earnings growth trend of each individual company has an impact on the performance of the index. We watch the changes in security analysts’ estimates of company earnings to help us forecast stock price moves. Our data base service, StockVal, provides us with consensus estimates compiled by Reuters. The consensus estimate from Reuters for S&P 500 earnings for fiscal year 2008 was exactly at $100.00 in August of 2007. By December the estimate had slipped to $96.43 and fell still further to $86.78 by the end of March. The revision of estimates for 2008 over this period of time was down 13.2%.1 In view of this trend of earnings per share estimate revisions, it is not surprising that the performance of the stock market, as detailed later, was negative.

The actual report of the December quarter earnings provides some insight into both the economy and the stock market. As mentioned earlier, there were many issues in the financial sector of the economy, which showed up in the earnings reports of companies serving that sector. By the end of February most of the companies in the S&P 500 had reported fourth quarter earnings. The year over year earnings growth was –20.1%.2 If the financial companies were excluded the other companies actually had reported earnings increases of 15.0%. 3 The fourth quarter was truly a tale of two economies: the financial sector and everyone else.

In addition, as banks and primary brokers de-leverage and take write-offs, they have to reduce the amount of business that they write, which in turn slows down economic growth, perhaps to the point of contraction. We believe there is a good chance that there will be several quarters of negative growth for Gross Domestic Product starting with the first quarter 2008.

While this may seem to be a fairly bleak view of the overall economy, we are encouraged by the actions that are being taken by the government to alleviate the situation. A number of quite aggressive actions have been taken to ease the freeze up of the fixed income markets and stimulate the economy. The Fed has taken a number of steps to provide liquidity to the banking system and recently has extended assistance to primary brokers. The Office of Federal Housing Enterprise Oversight, which supervises Fannie Mae and Freddie Mac, has approved capital increases at the two Government Sponsored Enterprises so that they can purchase more mortgage securities. In addition, a stimulus package has been signed into law that will put more than $150 billion into taxpayers’ hands. Presumably these funds will be spent shortly after being received in May or June, thereby providing a jolt to the economy.

We believe the extra stimulus should help the general stock market. It would not surprise us to see positive performance for the next three quarters. The extra stimulus should also be of particular benefit to companies that have a strong balance sheet, global sales, good products and services, and successful managements. The companies in our universe generally fit this description. In order to meet the criteria of at least 10 consecutive years of dividend increases and at a compound annual average growth rate of at least 10%, a company has to have demonstrated consistency of earnings growth. With the US Treasury yield curve now ranging from about 1.4% for three month bills to 4.3% for thirty year bonds4, investors who are yield sensitive should find the dividend increases of the companies in our universe attractive.

Mutual Fund Performance Review for First Half Fiscal Year 2008

The Rising Dividend Growth Fund has a fiscal year ending on September 30th so that the normal presentation of performance data on a calendar basis does not fit for the Fund. This review will cover the period October 1, 2007 to March 31, 2008. During this period the total returns for the four major stock market indexes were all substantially negative. The Dow Industrial was down 10.64%, the S&P 500 composite was down 12.46%, the NASDAQ Composite was down 15.64% and the Russell 2000 was down 14.59%.5

Class A shares of the Fund outperformed the S&P 500 by 635 basis points. The S&P 500 is the benchmark against which the Fund is measured.

During the six month period, the financial sector of the market was buffeted by headwinds that impacted prices of financial stocks. Other economic sectors, which might normally be considered to be more economically sensitive, came through the period relatively unscathed. We made a number of strategic moves to position the Fund so that the impact of well-publicized difficulties in the financial services sector would not impact the market value of the Fund. To that end, we liquidated our positions in Wells Fargo, Synovus, and Citigroup. Bank of America was reduced slightly.

Several other liquidations occurred during the period. First, Meridian Biosciences was sold because the price reached a level that we felt reflected full valuation of growth prospects for the next year. On the other side of the ledger, the position of Lowes was sold because we felt that the slowdown in housing starts and home sales would likely impact earnings growth. Cash reserves at the end of the period were 9.73% which also helped to insulate the portfolio in a down market.

At period end, the largest sector concentration in the Fund was the energy Master Limited Partnerships (MLPs) at 17.4% of the portfolio. MLPs are not included in the S&P 500 but support energy companies, the closest S&P sector to MLP’s, represented 13.3% of the S&P 500.6 The six- month price-only performance of the MLP’s in the Fund was down 8.5%. Adding in the quarterly MLP distributions produced a total return of -5.3% compared to the total return of the S&P 500 of -12.46%. The most helpful sector for the Fund was the consumer staple sector, which was up almost 2.91% on a price-only basis and represents 12.6% of the portfolio. The most difficult sector was healthcare which was down about 12% price-only.

The performance of individual companies was quite varied. The financials as a sector now represent 11.7% of the portfolio compared to the S&P 500 weighting of 17.4%.7 The performance ranged from State Street (+16%) and AFLAC (+14%) to Bank of America (-25%) and Eaton Vance (-24%).8 The average for the sector was -5.7%.9 The best individual stock performer for the 6 month period was Archer Daniels Midland, up 22%.10

As we write this letter, Morningstar, the mutual fund rating service, awarded our Rising Dividend Growth Fund its fourth star.(A)

In the Fund’s annual report for 2007, we described that period as a “market of stocks” rather than a stock market. This continues to be the case and perhaps more so. The cash position of almost 10% should be helpful if the market continues to gyrate wildly as it did particularly in the first quarter of 2008. The global nature of a number of the companies in the portfolio will help cushion our performance if the domestic economy goes into recession.

Thomas W. L. Cameron                    Jere E. Estes
Chief Investment Officer               Senior Portfolio Manager

Fund Performance

Average Annual Total Returns (for the periods ended March 31, 2008)		
	Six Months	One Year	Since Commencement of Fund Operations (March 23, 2004)*
Rising Dividend Growth Fund - Class A**	-6.11%	0.25%	7.90%
Rising Dividend Growth Fund - Class A (after deduction of sales load and redemption fee)***	-12.40%	-6.42%	6.33%
S & P 500 Index****	-12.46%	-5.08%	6.79%

Total annual operating expenses for Class A shares for the fiscal year ended September 30, 2007, as disclosed in the Fund's prospectus, were 1.97% of average daily net assets (1.65% after fee waivers/expense reimbursements by the Advisor). The Advisor contractually has agreed to waive its fee and/or cap certain operating expenses (excluding brokerage and certain other costs) of the share class. The expense limitation agreement may be terminated by the Advisor upon 60 days' prior written notice to the Trust.

	Average Annual Total Returns (for the periods ended March 31, 2008)		
	Six Months	One Year	Since Commencement of Fund Operations (April 14, 2005)
Rising Dividend Growth Fund - Class C**	-6.40%	-0.34%	7.97%
Rising Dividend Growth Fund - Class C (after deduction of redemption fee)***	-7.34%	-1.33%	7.97%
S & P 500 Index****	-12.46%	-5.08%	6.47%

Total annual operating expenses for Class C shares for the fiscal year ended September 30, 2007, as disclosed in the Fund's prospectus, were 2.57% of average daily net assets (2.25% after fee waivers/expense reimbursements by the Advisor). The Advisor contractually has agreed to waive its fee and/or cap certain operating expenses (excluding brokerage and certain other costs) of the share class. The expense limitation agreement may be terminated by the Advisor upon 60 days' prior written notice to the Trust.

	Average Annual Total Returns (for the period ended September 30, 2007)		
	Six Months	One Year	Since Commencement of Fund Operations (March 21, 2007)
Rising Dividend Growth Fund - Class I**	-5.93%	1.38%	2.10%
S & P 500 Index****	-12.46%	-5.08%	-4.25%

Total annual operating expenses for Class I shares for the fiscal period ended September 30, 2007, as disclosed in the Fund's prospectus, were 1.57% of average daily net assets (1.25% after fee waivers/expense reimbursements by the Advisor). The Advisor contractually has agreed to waive its fee and/or cap certain operating expenses (excluding brokerage and certain other costs) of the share class. The expense limitation agreement may be terminated by the Advisor upon 60 days' prior written notice to the Trust.

THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (888) 826-2520 or visiting www.dividendgrowthadvisors.com.

* Class A commenced operations on March 18, 2004. For performance calculations, the inception date is March 23, 2004, the date the Fund first began to invest in accordance with its stated objective.

** Return figures reflect any change in price per share and assume the reinvestment of all distributions.
*** In compliance with SEC guidelines, these returns reflect the deduction of maximum sales charges and other recurring fees. Class A Shares have a maximum up-front sales charge of 5.75% that you pay when you buy your shares. The front-end sales charge for the Class A Shares decreases with the amount you invest and is included in the offering price. As of January 29, 2007, Class A shares have a redemption fee. The 1.00% redemption fee for Class A and Class C Shares applies only to redemptions within 12 months of acquisition. The fee is not applied to shares acquired through reinvestment of dividends or capital gains.

**** The S&P 500 Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Index is a widely recognized unmanaged index representative of broader markets and ranges of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Index; however, an individual can invest in ETFs or other investment vehicles that attempt to track the performance of a benchmark index.

(A) For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating™ for a fund is derived from a weighted average of the performance figures associated with its 3-, 5-, and 10-year (if applicable) Morningstar Rating metrics. The Fund is rated 4-stars for 3 years, within the Mid-Cap Blend Category.

The results shown for the Fund include reinvested distributions, applicable sales charges, fund expenses and management fees, and are shown before taxes on fund distributions and sale of fund shares. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. The market indexes are unmanaged, do not reflect sales charges, commissions or expenses, or the effects of taxes. You cannot invest directly into an index. The performance quoted represents past performance, which does not guarantee future results. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (888) 826-2520 or visiting www.dividendgrowthadvisors.com.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling (888) 826-2520. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., Member FINRA.

1 StockVal Chart of Reuters FY1 and FY2 Revision Trend – S&P 500 Index with Operating ESP (SPX) 3/31/2008

2 Morgan Stanley Research, “S&P 500 4Q07 Actual Earnings Analysis,” 2/29/2008

3 Ibid

4 Bloomberg.com, “Key Rates”, 4/01/08.

5 Citi Strategy Focus, Month-End Asset Return Table-March 2008.

6 Bloomberg, “Index Group Weightings”

7 Ibid.

8 StockVal, Price Performance Table, 04/01/08

9 Ibid.

10 Ibid.

Fund Holdings – (Unaudited)

1As a percent of net assets.

Regardless of industry, the Rising Dividend Growth Fund will invest at least 80% of its assets in common stocks of dividend-paying domestic and foreign companies whose market capitalizations are at least $500 million.

Availability of Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available at the SEC’s website at www.sec.gov . The Fund’s Form N-Qs may be reviewed and copied at the Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses – (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments or redemption fees (including contingent deferred sales charges) on certain redemptions and (ii) ongoing costs, including management fees, distribution fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period, October 1, 2007 and held for the six month period ended March 31, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the sales loads on purchase payments and redemption fees (including contingent deferred sales charges). The second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. If incurred, the redemption fees (including contingent deferred sales charges) imposed by the Fund would increase your expenses.

*Expenses are equal to Class A’s annualized expense ratio of 1.65%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the partial year period).
**Assumes a 5.00% return before expenses.
***Expenses are equal to Class C’s annualized expense ratio of 2.25%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the partial year period).

****Expenses are equal to Class I’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the partial year period).

Dividend Growth Trust Rising Dividend Growth Fund Schedule of Investments March 31, 2008 (Unaudited)

Common Stocks - 90.41%	Shares	Value

Aircraft Engines & Engine Parts - 2.68%
United Technologies Corp.	28,100	$ 1,933,842

Accident & Health Insurance - 2.42%
Aflac, Inc.	26,900	1,747,155

Beverages - 2.39%
PepsiCo, Inc.	23,900	1,725,580

Bituminous Coal & Lignite Surface Mining - 2.74%
Natural Resource Partners, L.P.	69,700	1,975,995

Computer & Office Equipment - 3.23%
International Business Machines Corp. (IBM)	20,200	2,325,828

Construction Machinery & Equipment - 2.91%
Caterpillar, Inc.	26,800	2,098,172

Electromedical & Electrotherapeutic - 1.81%
Medtronic, Inc.	27,000	1,305,990

Electronic & Other Electrical Equipment (No Computer Equipment) - 3.95%
General Electric Co.	77,000	2,849,770

Fats & Oils - 3.03%
Archer-Daniels-Midland Co.	53,100	2,185,596

Food & Kindred Products - 3.34%
Nestle SA (a)	19,200	2,408,371

General Industrial Machinery & Equipment - 1.73%
Illinois Tool Works, Inc.	25,800	1,244,334

Household Furniture - 1.18%
Leggett & Platt, Inc.	56,000	854,000

Industrial Inorganic Chemicals - 3.12%
Praxair, Inc.	26,700	2,248,941

Industrial Instruments for Measurement, Display, and Control - 4.16%
Roper Industries, Inc.	50,500	3,001,720

Investment Advice - 2.50%
Eaton Vance Corp.	59,000	1,800,090

National Commercial Banks - 2.93%
Bank of America Corp.	55,800	2,115,378

Natural Gas Transmission - 5.89%
Energy Transfer Partners, L.P.	15,000	685,050
Enterprise Products Partners, L.P.	75,800	2,251,260
Williams Partners, L.P.	41,700	1,313,550
		4,249,860

Pharmaceutical Preparations - 2.65%
Johnson & Johnson	14,400	934,128
Pfizer, Inc.	46,500	973,245
		1,907,373

*See accompanying notes which are an integral part of these financial services.

Dividend Growth Trust Rising Dividend Growth Fund Schedule of Investments - continued March 31, 2008 (Unaudited)

Common Stocks - 90.41%	Shares	Value

Pipe Lines (No Natural Gas) - 8.79%
Enbridge Energy Partners, L.P.	35,800	1,702,290
Magellan Midstream Partners, L.P.	28,000	1,134,000
NuStar Energy, L.P.	20,800	1,007,552
Plains All American Pipeline, L.P.	20,500	974,570
Sunoco Logistics Partners, L.P.	31,200	1,522,560
		6,340,972

Plastic Materials, Synthetic Resins & Nonvulcan Elastomers - 3.61%
Albemarle Corp.	71,300	2,603,876

Plastic Products - 2.00%
AptarGroup, Inc.	37,000	1,440,410

Retail - Eating Places - 3.19%
McDonald's Corp.	41,200	2,297,724

Retail - Drug Stores and Proprietary Stores - 1.69%
Walgreen Co.	32,000	1,218,880

Security Brokers, Dealers & Floatation Companies - 1.76%
SEI Investments Co.	51,500	1,271,535

Services - Business Services - 1.17%
Total System Services, Inc.	35,762	846,123

Services - Computer Processing & Data Preparation - 3.44%
Automatic Data Processing, Inc.	58,500	2,479,815

Semiconductors & Related Devices - 0.89%
Linear Technology Corp.	21,000	644,490

Services - Engineering, Accounting, Research, Management - 2.42%
Paychex, Inc.	51,000	1,747,260

Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics - 2.20%
Procter & Gamble Co.	22,600	1,583,582

State Commercial Banks - 2.15%
State Street Corp.	19,600	1,548,400

Steel Works, Blast Furnaces & Rolling Mills - 1.91%
Nucor Corp.	20,300	1,375,122

Wholesale - Drugs, Proprietaries & Druggists' Sundries - 2.53%
Cardinal Health, Inc.	34,700	1,822,097

TOTAL COMMON STOCKS (Cost $57,025,771)		65,198,281

Money Market Securities - 9.73%
Fidelity Institutional Treasury Only Portfolio - Investment Shares, 1.77% (b)	7,013,969	7,013,969

TOTAL MONEY MARKET SECURITIES (Cost $7,013,969)		7,013,969

TOTAL INVESTMENTS (Cost $64,039,740) - 100.14%		72,212,250

Liabilities less cash and other assets - (0.14)%		(98,224)

TOTAL NET ASSETS - 100.00%		$ 72,114,026

(a) American Depositary Receipt.
(b) Variable rate security; the money market rate shown represents the rate at March 31, 2008.

*See accompanying notes which are an integral part of these financial services.

Dividend Growth Trust
Rising Dividend Growth Fund
Statement of Assets and Liabilities
March 31, 2008
(Unaudited)

Assets
Investments in securities, at value (cost $64,039,740)	$ 72,212,250
Interest receivable	9,541
Dividends receivable	92,346
Receivable for fund shares sold	29,060
Prepaid expenses	36,977
Total assets	72,380,174

Liabilities
Payable to custodian (cash overdraft)	179
Payable for income distribution	48,712
Payable due to Advisor (a)	44,478
Payable for fund shares redeemed	65,119
Accrued 12b-1 fees	23,713
Other accrued expenses	83,947
Total liabilities	266,148

Net Assets	$ 72,114,026

Net Assets consist of:
Paid in capital	$ 64,893,038
Accumulated undistributed net investment (loss)	(761,159)
Accumulated net realized (loss) on investments	(190,363)
Net unrealized appreciation on investments	8,172,510

Net Assets	$ 72,114,026

Net Assets: Class A	$ 58,182,077

Shares outstanding (unlimited number of shares authorized, with par value of $0.001)	4,640,709

Net asset value per share	$ 12.54

Maximum offering price per Class A share ($12.54 / 94.25%)	$ 13.31

Minimum redemption price per share ($12.54 * 99.00%) (b) (c)	$ 12.41

Net Assets: Class C	$ 4,860,312

Shares outstanding (unlimited number of shares authorized, with par value of $0.001)	386,682

Net asset value and offering price per share	$ 12.57

Minimum redemption price per share ($12.57 * 99.00%) (c)	$ 12.44

Net Assets: Class I	$ 9,071,637

Shares outstanding (unlimited number of shares authorized, with par value of $0.001)	711,618

Net asset value, offering and redemption price per share	$ 12.75

(a) See Note 5 in the Notes to the Financial Statements.

(b) A contingent deferred sales charge ("CDSC") of 1.00% may be charged on redemptions of accounts greater than $1,000,000 redeemed within 12 months of purchase.

(c) A redemption fee of 1.00% may be charged on redemptions of shares within 12 months of purchase.

*See accompanying notes which are an integral part of these financial services.

Dividend Growth Trust Rising Dividend Growth Fund Statement of Operations For the six months ended March 31, 2008 (Unaudited)

Investment Income
Dividend income (a)	$ 635,611
Interest income	96,730
Total Income	732,341

Expenses
Investment advisor fee (b)	280,429
12b-1 fees (Class A - $122,451; Class C - $26,437)	148,888
Transfer agent expenses	47,990
Administration expenses	36,875
Legal expenses	35,155
Recouped fees (b)	33,750
Fund accounting expenses	22,440
Registration expenses	20,171
Miscellaneous expenses	13,632
Printing expenses	10,653
Trustee expenses	10,032
Auditing expenses	7,917
Custodian expenses	7,078
Pricing expenses	2,514
Insurance expenses	916
24f-2 expenses	674
Total Expenses	679,114
Advisor fees waived (b)	(5,643)
12b-1 fees refunded (Class A - $45,987; Class C - $9,955) (b)	(55,942)
Net operating expenses	617,529
Net Investment Income	114,812

Realized & Unrealized Gain (Loss) on Investments
Net realized gain on investment securities	341,891
Change in unrealized appreciation (depreciation)on investment securities	(5,243,088)
Net realized and unrealized (loss) on investment securities	(4,901,197)
Net decrease in net assets resulting from operations	$ (4,786,385)

(a) Dividend income is net of $451,857 of return of capital distributions from master limited partnerships.
(b) See Note 5 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial services.

Dividend Growth Trust
Rising Dividend Growth Fund
Statements of Changes In Net Assets

	Six Months Ended
	March 31, 2008	Fiscal Year ended
	(Unaudited)	September 30, 2007
Operations
Net investment income	$ 114,812	$ 90,371
Net realized gain on investment securities	341,891	876,435
Change in unrealized appreciation (depreciation)	(5,243,088)	7,759,893
Net increase (decrease) in net assets resulting from operations	(4,786,385)	8,726,699

Distributions
From net investment income, Class A	(456,324)	(83,851)
From net investment income, Class C	(18,187)	(3,978)
From net investment income, Class I	(103,105)	(2,542)
From net realized gains, Class A	(649,006)	(909,937)
From net realized gains, Class C	(56,153)	(76,017)
From net realized gains, Class I	(88,512)	-
From return of capital distributions, Class A		(516,137)
From return of capital distributions, Class C		(24,487)
From return of capital distributions, Class I		(15,646)
Distributions in excess of net investment income, Class A		(111,404)
Distributions in excess of net investment income, Class C		(5,285)
Distributions in excess of net investment income, Class I		(3,378)
Total distributions	(1,371,287)	(1,752,662)

Capital Share Transactions (a)
Proceeds from shares sold
Class A	3,381,310	19,699,571
Class C	231,420	1,947,229
Class I	3,223,296	6,613,184
Reinvestment of distributions
Class A	1,047,574	1,505,914
Class C	69,908	103,791
Class I	135,765	15,804
Amount paid for shares redeemed
Class A	(5,073,860)	(7,273,730)
Class C (c)	(517,339)	(537,886)
Class I	(106,533)	(190,302)
Net increase in net assets resulting from share transactions	2,391,541	21,883,575
Total Increase (Decrease) in Net Assets	(3,766,131)	28,857,612

(a) See Note 1 in the Notes to the Financial Statements.
(b) Class I commenced operations on March 21, 2007.
(c) Redemption fees of $758 and $1,208, respectively, retained by the Fund are included.

*See accompanying notes which are an integral part of these financial services.

Dividend Growth Trust
Rising Dividend Growth Fund
Statements of Changes In Net Assets - continued

	Six Months Ended
	March 31, 2008	Fiscal Year ended
	(Unaudited)	September 30, 2007

Net Assets
Beginning of period	75,880,157	47,022,545

End of period	$ 72,114,026	$ 75,880,157

Accumulated undistributed net investment (loss)	$ (761,159)	$ (298,356)
included in net assets

Capital Share Transactions - A Shares (a)
Shares sold	254,481	1,517,813
Shares issued in reinvestment of distributions	80,249	117,160
Shares redeemed	(387,120)	(555,034)

Net increase (decrease) from capital share transactions	(52,390)	1,079,939

Capital Share Transactions - C Shares (a)
Shares sold	17,339	151,571
Shares issued in reinvestment of distributions	5,320	8,134
Shares redeemed	(40,177)	(41,745)

Net increase (decrease) from capital share transactions	(17,518)	117,960

Capital Share Transactions - I Shares (a) (b)
Shares sold	236,635	485,445
Shares issued in reinvestment of distributions	10,233	1,143
Shares redeemed	(8,041)	(13,797)

Net increase from capital share transactions	238,827	472,791

(a) See Note 1 in the Notes to the Financial Statements.
(b) Class I commenced operations on March 21, 2007.
(c) Redemption fees of $758 and $1,208, respectively, retained by the Fund are included.

*See accompanying notes which are an integral part of these financial services.

Dividend Growth Trust

Rising Dividend Growth Fund - Class A

Financial Highlights

For a share outstanding during each period

	Six Months Ended		Fiscal	Fiscal	Fiscal
	March		Year ended	Year ended	Year ended	Period ended
	31, 2008 (Unaudited)		September 30, 2007	September 30, 2006	September 30, 2005	September 30, 2004	(a)

Selected Per Share Data
Net asset value, beginning of period	$ 13.60		$ 12.06	$ 10.86	$ 10.35	$ 10.00

Income from investment operations
Net investment income (loss)	0.02		0.02	(0.06)	0.01	0.04
Net realized and unrealized gain (loss)	(0.84)		1.93	1.42	0.65	0.35
Total from investment operations	(0.82)		1.95	1.36	0.66	0.39

Less Distributions to shareholders:
From net investment income	(0.10)		(0.02)	-	(0.01)	(0.04)
From net realized gain	(0.14)		(0.23)	(0.03)	(0.01)	-	(b)
From tax return of capital	-		(0.12)	(0.09)	(0.13)	-
In excess of net investment income	-		(0.04)	(0.04)	-	-
Total distributions	(0.24)		(0.41)	(0.16)	(0.15)	(0.04)

Net asset value, end of period	$ 12.54		$ 13.60	$ 12.06	$ 10.86	$ 10.35

Total Return (c)	-6.11%	(d)	16.25%	12.62%	6.36%	3.92%	(d)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 58,182		$ 63,827	$ 43,566	$ 38,167	$ 19,721
Ratio of expenses to average net assets	1.65%	(e)	1.65%	1.65%	1.65%	1.65%	(e)
Ratio of expenses to average net assets
before waiver & reimbursement	1.65%	(e)	1.94%	2.13%	3.04%	2.30%	(e)
Ratio of net investment income (loss) to
average net assets	0.32%	(e)	0.19%	(0.36)%	0.12%	1.19%	(e)
Ratio of net investment income (loss) to
average net assets before waiver
& reimbursement	0.32%	(e)	(0.11)%	(0.84)%	(1.27)%	0.54%	(e)
Portfolio turnover rate	14.97%		31.09%	50.20%	48.91%	36.29%

(a) March 18, 2004 (Commencement of Operations) through September 30, 2004.

(b) Less than $0.01 per share.

(c) Total return in the above table represents the rate that an investor (invested for the entire period) would have earned on an investment in the Fund, assuming reinvestment of dividends. Returns shown exclude the effect of the sales load.

(d) Not annualized.

(e) Annualized.

*See accompanying notes which are an integral part of these financial services.

Dividend Growth Trust

Rising Dividend Growth Fund - Class C

Financial Highlights

For a share outstanding during each period

	Six Months Ended	Fiscal	Fiscal
	March 31, 2008 (Unaudited)	Year ended September 30, 2007	Year ended September 30, 2006	Period ended September 30, 2005(a)

Selected Per Share Data
Net asset value, beginning of period	$ 13.62	$ 12.08	$ 10.87	$ 10.51

Income from investment operations
Net investment income (loss)	(0.02)	-	(0.10)	- (b)
Net realized and unrealized gain (loss)	(0.84)	1.85	1.40	0.38
Total from investment operations	(0.86)	1.85	1.30	0.38

Less distributions to shareholders:
From net investment income	(0.05)	-	-	- (b)
From net realized gain	(0.14)	(0.23)	(0.03)	-
From tax return of capital	-	(0.06)	(0.04)	(0.02)
In excess of net investment income	-	(0.02)	(0.02)	-
Total distributions	(0.19)	(0.31)	(0.09)	(0.02)

Paid in capital from redemption fees (c)	-	-	-	-

Net asset value, end of period	$ 12.57	$ 13.62	$ 12.08	$ 10.87

Total Return (d)	-6.40%(e)	15.55%	12.01%	3.57%(e)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 4,860	$ 5,505	$ 3,457	$ 880
Ratio of expenses to average net assets	2.25%(f)	2.25%	2.36%	2.75%(f)
Ratio of expenses to average net assets
before waiver & reimbursement	2.25%(f)	2.54%	2.84%	3.59%(f)
Ratio of net investment income (loss) to
average net assets	(0.23)% (f)	(0.41)%	(1.07)%	(1.02)% (f)
Ratio of net investment income (loss) to
average net assets before waiver
& reimbursement	(0.23)% (f)	(0.71)%	(1.55)%	(1.86)% (f)
Portfolio turnover rate	14.97%	31.09%	50.20%	48.91%

(a) April 14, 2005 (Commencement of Operations) through September 30, 2005.

(b) Less than $0.01 per share.

(c) Redemption fees resulted in less than $0.005 per share in each period.

(d) Total return in the above table represents the rate that an investor (invested for the entire period) would have earned on an investment in the Fund, assuming reinvestment of dividends.

(e) Not annualized.

(f) Annualized.

*See accompanying notes which are an integral part of these financial services.

Dividend Growth Trust
Rising Dividend Growth Fund - Class I
Financial Highlights
For a share outstanding during each period

	Six Months Ended		Period Ended
	March 31, 2008 (Unaudited)		September 30, 2007	(a)

Selected Per Share Data
Net asset value, beginning of period	$ 13.85		$ 12.80

Income from investment operations
Net investment income	0.05		0.01
Net realized and unrealized gain (loss)	(0.86)		1.10
Total from investment operations	(0.81)		1.11

Less distributions to shareholders:
From net investment income	(0.15)		(0.01)
From tax return of capital	(0.14)		(0.04)
In excess of net investment income	-		(0.01)
Total distributions	(0.29)		(0.06)

Net asset value, end of period	$ 12.75		$ 13.85

Total Return (b)	-5.93%	(c)	8.61%	(c)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 9,072		$ 6,548
Ratio of expenses to average net assets	1.25%	(d)	1.25%	(d)
Ratio of expenses to average net assets
before waiver & reimbursement	1.39%	(d)	1.54%	(d)
Ratio of net investment income (loss) to
average net assets	0.52%	(d)	(0.59)%	(d)
Ratio of net investment income (loss) to
average net assets before waiver
& reimbursement	0.38%	(d)	(0.29)%	(d)
Portfolio turnover rate	14.97%		31.09%

(a) March 21, 2007 (Commencement of Operations) through September 30, 2007.
(b) Total return in the above table represents the rate that an investor (invested for the entire period) would have earned on an investment in the Fund, assuming reinvestment of dividends.
(c) Not annualized.
(d) Annualized.

*See accompanying notes which are an integral part of these financial services.

Dividend Growth Trust
Rising Dividend Growth Fund

Notes to the Financial Statements

March 31, 2008
(Unaudited)

NOTE 1. ORGANIZATION

Dividend Growth Trust (the "Trust"), 58 Riverwalk Boulevard, Building 2, Suite A, Ridgeland, South Carolina 29936, is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a Delaware business trust (now a "statutory trust") on July 14, 1999. The Trust was formerly known as Eastern Point Advisors Funds Trust.

The Trust is authorized to issue an unlimited number of shares of beneficial interest of $.001 par value. The Trust currently offers shares of the Rising Dividend Growth Fund (“Fund”). Prior to April 14, 2005, the Fund offered Class A shares only. The Fund began offering Class C shares on April 14, 2005 and Class I shares on March 21, 2007. The Fund currently offers three Classes of shares (“Class A”, “Class C” and “Class I”). Each Class of shares has equal rights as to earnings, assets and voting privileges, except that each Class bears different distribution expenses. Each Class of shares has exclusive voting rights with respect to matters that affect only that Class. Income, expenses (other than expenses attributable to a specific Class) and realized and unrealized gains or losses on investments are allocated to each Class of shares based on relative net assets.

The Fund seeks long-term growth of capital and current income by investing primarily in common stocks of domestic and foreign companies that have increased their dividend payments to shareholders at least each year for the past ten years. The Fund normally concentrates its investments in a group of 25-50 common stocks. Due to the inherent risk in any investment program, the Fund cannot ensure that its investment objectives will be realized.

NOTE 2. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

NOTE 3. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

SecurityValuation - Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.

When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, according to guidelines established by the Board. As a general principle, the current fair value of a security being valued by the Advisor would be the amount which the Fund might reasonably expect to receive upon a current sale. Methods which are in accord with this principle may, for example, be based on, among other factors, a multiple of earnings, a discount from market of a similar freely traded security, or yield to maturity with respect to debt issues. Fair value determinations will not be based on what the Advisor believes that a buyer may pay at a later time, such as when market conditions change or when the market ultimately recognizes a security’s true value as perceived by the Advisor. Similarly, bonds and other instruments may not be fair valued at par based on the expectation that the Fund will hold the investment until maturity.

Federal Income Taxes – There is no provision for federal income tax. The Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains, if any, annually. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

Dividend Growth Trust
Rising Dividend Growth Fund

Notes to the Financial Statements - continued

March 31, 2008
(Unaudited)

NOTE 3. SIGNIFICANT ACCOUNTING POLICIES – continued

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income and distributions from Master Limited Partnerships (“MLPs”) are recorded on the ex-dividend date and interest income is recorded on an accrual basis. Distributions received from the Fund’s investments in MLPs generally are recorded as a return of capital, reducing the cost basis of the associated MLP investment. Income or loss from the MLP investments is recorded upon receipt of the MLP’s K-1.

Dividends and Distributions - The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Accounting for Uncertainty in Income Taxes – The Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes on June 29, 2007. The implementation of FIN 48 resulted in no material liability for unrecognized tax benefits and no material change to the beginning net asset value of the Funds.

As of and during the period ended March 31, 2008, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties.

NOTE 4. ACCOUNTING PRONOUNCEMENT

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure the fair value, and the expanded disclosures about fair value measurements. As of March 31, 2008, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements reported on the statement of changes in net assets for a fiscal period.

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust retains Dividend Growth Advisors, LLC ("Advisor" or "DGA") as the Fund’s Investment Advisor. The Advisor manages the investments of the Fund in accordance with the Fund's investment objectives, policies and limitations. Pursuant to the terms of the Investment Advisory Agreement, the Advisor has full discretion to manage the assets of the Fund in accordance with its investment objective. As compensation for its investment management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets. The Advisor has also voluntarily agreed to waive its advisory fees or reimburse other Fund expenses so that the Fund’s annual operating expenses will not exceed 1.65% for Class A shares, 2.25% for Class C shares, and 1.25% for Class I shares of the average daily net assets of the respective class. For the six months ended March 31, 2008, the Advisor earned fees of $280,429 from the Fund. For the six months ended March 31, 2008, the Advisor waived fees of $5,643. At March 31, 2008, there was a net payable due to the Advisor in the amount of $44,478.

Dividend Growth Trust
Rising Dividend Growth Fund

Notes to the Financial Statements - continued

March 31, 2008
(Unaudited)

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

The Advisor is entitled to reimbursement of fees waived or remitted to the Fund. The total amount of reimbursement recoverable by the Advisor is the sum of all fees previously waived or remitted by the Advisor to the Fund during any of the previous three years, less any reimbursement previously paid by the Fund to the Advisor with respect to waivers, reductions, and payments made with respect to the Fund. The waived fees related to operating expenses subject to recovery, at September 30, 2007 were as follows:

For the six months ended March 31, 2008, the Advisor has been repaid $33,750 of fees for Classes A & C from prior years.

As of March 31, 2008, $5,643 for Class I may be subject to potential repayment by the Fund to the Advisor through September 30, 2011.

The Fund retains Unified Fund Services, Inc. (“Unified”), a wholly owned subsidiary of Huntington Bancshares, Inc. (“Huntington”), to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. For the six months ended March 31, 2008, Unified earned $36,875 for administrative services provided to the Fund.

The Fund also retains Unified to act as the Fund’s transfer agent. Unified maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. For the six months ended March 31, 2008, Unified earned fees of $30,511 for transfer agent services provided to the Fund and $17,479 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services to the Fund.

In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record keeping and other management-related services. For the six months ended March 31, 2008, Unified earned $22,440 for fund accounting services provided to the Fund.

The Fund retains Unified Financial Securities, Inc. (the “Distributor”), a wholly owned subsidiary of Huntington, to act as the principal distributor of its shares. Huntington is also the parent company of Unified and Huntington National Bank, the Fund’s Custodian.

Class A and Class C have adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each “Plan”) under which each class is authorized to compensate the Distributor for payments to dealers or others with distribution fees at the following: Class A Shares: An annual distribution fee of 0.25% and an annual service fee of 0.15% of the Class A Share’s average daily net assets for a total of 0.40%. Class C Shares: An annual distribution fee of 0.75% and an annual service fee of 0.25% of the Class C share’s average daily net assets for a total of 1.00%. The fees payable under each Plan shall be used to compensate the Distributor for any expenses primarily intended to result in the sale of the Fund’s shares, including, but not limited to: payments the Distributor makes to broker-dealers or other financial institutions and industry professionals for providing distribution assistance and administrative support services to the holders of the Fund’s shares, payments made for the preparation, printing and distribution of advertisements and sales literature, and payments made for printing and distributing prospectuses and shareholders reports to other than existing shareholders of the Fund. Class I shares are not subject to rule 12b-1 fees.

The shareholder servicing fees shall be used to pay, among other things: assisting in establishing and maintaining customer accounts and records, assisting with purchase and redemption requests, arranging for bank wires, monitoring dividend payments from the Trust on behalf of customers, furnishing personal services and maintaining shareholder accounts, facilitating certain shareholder communications from the Trust to customers, receiving and answering correspondence and aiding in maintaining the investment of the Fund’s shareholders.

Dividend Growth Trust

Rising Dividend Growth Fund

Notes to the Financial Statements - continued

March 31, 2008
(Unaudited)

NOTE 5. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

For the six months ended March 31, 2008, Class A incurred 12b-1 expenses of $122,451 and Class C incurred 12b-1 expenses of

$26,437. The Advisor waived all 12b-1 fees that were payable to the Advisor for the six months ended March 31, 2008. For the six months ended March 31, 2008, the amounts refunded to the Fund were: Class A - $45,987 and Class C - $9,955. The Advisor waived such 12b-1 fees consistent with its undertaking to limit the Fund’s annual operating expenses (see above). As of March 31, 2008, the Fund owed the Distributor $23,713 for 12b-1 expenses.

NOTE 6. INVESTMENTS

For the six months ended March 31, 2008, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations and less proceeds received on MLP’s, were as follows:

As of March 31, 2008, the net unrealized appreciation of investments for tax purposes was as follows:

At March 31, 2008, the aggregate cost of securities for federal income tax purposes was $64,039,740.

NOTE 7. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a mutual fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of March 31, 2008, Circle Trust Co. and Capital Bank Wealth held, for the benefit of its customers, 31.90% and 26.73% of Class A, respectively. As a result, Circle Trust Co. and Capital Bank Wealth may be deemed to control Class A shares of the Fund. As of March 31, 2008, Pershing held, for the benefit of its customers, 47.44% of Class C shares and 60.97% of Class I shares. As a result, Pershing may be deemed to control Class C and Class I shares of the Fund.

Dividend Growth Trust
Rising Dividend Growth Fund

Notes to the Financial Statements - continued

March 31, 2008
(Unaudited)

NOTE 9. DISTRIBUTIONS TO SHAREHOLDERS

A long-term capital gain distribution of $0.2314 per share was paid December 26, 2006 to shareholders of record of Class A and Class C as of December 22, 2006. Return of capital distributions were paid quarterly and totaled $0.12 per share to Class A shareholders, $0.06 per share to Class C shareholders, and $0.04 per share to Class I shareholders. Distributions in excess of net investment income totaled $0.04 per share for Class A shareholders, $0.02 per share for Class C shareholders and $0.01 per share to Class I shareholders. Distributions from net investment income totaled $0.02 per share to Class A shareholders and $0.01 per share to Class I shareholders.

The tax character of distributions paid during the fiscal years ended September 30, 2007 and 2006 is as follows:

Income distributions of $0.0793, $0.0472, $0.1025 per share or $365,886, $18,187, and $72,557 on Classes A, C, and I, respectively, were paid on March 31, 2008 to shareholders of record as of March 28, 2008. Income distributions of $0.0193 and $0.0478 per share or $90,438 and $30,548 on Class A and I, respectively, were paid on December 28, 2007 to shareholders of record as of December 27, 2007. A long-term capital gain distribution of $0.1385 per share or $793,671 was paid December 28, 2007 to shareholders of record as of December 27, 2007.

As of September 30, 2007, the components of distributable earnings on a tax basis were as follows:

The differences between book basis and tax basis undistributed amounts result from differences in recognizing certain passive losses earned through MLPs, as well as the treatment of capital loss carryforwards not yet available for tax purposes.

NOTE 10. CAPITAL LOSS CARRYFORWARDS

In connection with the merger of the Capital Appreciation Fund, the Rising Dividend Growth Fund acquired capital loss carryforwards amounting to $788,226. Due to Internal Revenue Code limitations, $78,198 and $177,507 of this was available to offset realized gains during the fiscal years ended September 30, 2006 and September 30, 2007, respectively. The remainder ($532,521) will be available to use at $177,507 per year, each year through September 30, 2010.

Capital loss carryforwards are available to offset future realized gains. To the extent that these carryforwards are used to offset future realized capital gains, it is probable that the amount which is offset will not be distributed.

PROXY VOTING

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (1) without charge, upon request, by calling (888) 826-2520 and (2) on the SEC’s website at http://www.sec.gov.

TRUSTEES

Earl L. Mason, Chairman

C. Troy Shaver, Jr.

Roger B. Rainville

W. Thomas Smith, Jr.

OFFICERS

C. Troy Shaver, Jr., President

Edward Obuchowski, Treasurer and Principal Accounting Officer

Jere Estes, Assistant Treasurer

William Allin, Secretary

Jane Cameron, Chief Compliance Officer

Tara R. Pierson, Assistant Secretary

INVESTMENT ADVISOR

Dividend Growth Advisors, LLC

58 Riverwalk Boulevard

Building 2, Suite A

Ridgeland, South Carolina 29936

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 N. Meridian Street, Ste. 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

Briggs, Bunting & Dougherty, LLP

Two Penn Center Plaza, Suite 820

Philadelphia, Pennsylvania 19102-1732

LEGAL COUNSEL

Blazzard & Hasenauer, P.C.

1375 Kings Highway East, Suite 220

Fairfield, Connecticut 06824

CUSTODIAN

The Huntington National Bank

7 Easton Oval

Columbus, Ohio 43219

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 N. Meridian Street, Ste. 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

Item 2. Code of Ethics.	NOT APPLICABLE – disclosed with the annual report

Item 3. Audit Committee Financial Expert. NOT APPLICABLE – disclosed with the annual report

Item 4. Principal Accountant Fees and Services. NOT APPLICABLE – disclosed with the annual report

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments.	NOT APPLICABLE – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures. (Check disclosure controls for requirement of meeting)

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of June 3, 2008, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not Applicable

(a)(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the
Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable – there were no written solicitations to purchase securities under Rule 23c-1

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Dividend Growth Trust

By *	/s/ C. Troy Shaver, Jr.
C. Troy Shaver, Jr., President

Date	5/30/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By*	/s/ C. Troy Shaver, Jr.
C. Troy Shaver, Jr., President

Date	5/30/08

By*	/s/ Edward Obuchowski

Edward Obuchowski, Treasurer

Date	5/30/08